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                                EXHIBIT 23(q)

                             POWERS OF ATTORNEY

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[LETTERHEAD]


Approval of Power of Attorney

VOTED: That the Board of Trustees hereby revokes any prior Power of Attorney and the power granted to the prior Trustees and officers of the Trust to enter into such a Power of Attorney;

VOTED: That the current Trustees and officers of the Trust who may be required to execute any amendments to the Trust's Registration Statement on Form N-1A are authorized to execute a Power of Attorney appointing Julie Allecta, Vernon Kozlen, Mitchell E. Nichter and James R. Foggo (with full power to each of them to act alone), his or her attorney in fact and agent, in all capacities, to execute and to file any documents relating to the Registration Statements of the Trust on Forms N1-A and N-14 and any other applicable forms, under the Investment Company Act of 1940, under the Securities Act of 1933 and under the laws of all states and other domestic and foreign jurisdictions, including any and all amendments thereto, covering the registration statement and the sale of shares by the Trust, including all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, including applications for exemptive order, ruling or filings of proxy materials; and

FURTHER VOTED: That the Trustees and officers of the Trust are authorized to appoint each of the aforementioned attorneys full authority to do every act necessary to be done in order to effectuate the same as fully, to all intents and purposes, as he could do if personally present, thereby ratifying all that said attorneys in fact and agents may lawfully do or cause to be done by virtue of the granting of the Power of Attorney; and the appropriate officer of the Trust is hereby instructed to attach a copy of the form of Power of Attorney as an exhibit of the Board Book for purposes of identification.


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                         LIMITED POWER OF ATTORNEY
                         -------------------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Julie Allecta, Mitchell E. Nichter, Vernon C. Kozlen and James R. Foggo, and each of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of CNI Charter Funds, a Delaware business trust, on Form N-1A under the Securities Act of 1933, as amended, and any or all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

          DATED:  June 8, 2000

                                        By:    /s/ Vernon C. Kozlen
                                           -----------------------------------
                                               Vernon C. Kozlen
                                               Chief Executive Officer

                                        By:    /s/ Jeffrey Fries
                                           -----------------------------------
                                               Jeffrey Fries
                                               Chief Operating Officer

                                        By:    /s/ Irwin G. Barnet
                                           -----------------------------------
                                               Irwin G. Barnet
                                               Trustee

                                        By:    /s/ Maria D. Hummer
                                           -----------------------------------
                                               Maria D. Hummer
                                               Trustee

                                        By:    /s/ James R. Wolford
                                           -----------------------------------
                                               James R. Wolford
                                               Trustee

                                        By:    /s/ William R. Sweet
                                           -----------------------------------
                                               William R. Sweet
                                               Trustee

                                        By:    /s/ Victor Meschures
                                           -----------------------------------
                                               Victor Meschures
                                               Trustee